UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2021

KLA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992		04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Technology Drive	Milpitas	California	95035
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:		(408) 875-3000

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
KLA Corporation (the "Company") held its 2021 annual meeting of stockholders (the "2021 Annual Meeting") on November 3, 2021. Of the 151,992,701 shares of Company common stock entitled to vote at the 2021 Annual Meeting, 133,099,738 shares, or 87.5%, were present in person or by proxy at the 2021 Annual Meeting. Three proposals were considered at the 2021 Annual Meeting:

Proposal One: At the 2021 Annual Meeting, the stockholders elected the eleven candidates nominated by the Company's board of directors to serve as directors for one-year terms, each until his or her successor is duly elected.
The table below presents the voting results for Proposal One:

Name	For	Against	Abstain	Broker Non-Votes
Edward Barnholt	114,217,892	10,462,339	156,560	8,262,947
Robert Calderoni	116,942,866	7,734,048	159,877	8,262,947
Jeneanne Hanley	124,259,677	421,739	155,375	8,262,947
Emiko Higashi	102,411,022	22,270,557	155,212	8,262,947
Kevin Kennedy	117,051,417	7,621,221	164,153	8,262,947
Gary Moore	124,007,244	662,651	166,896	8,262,947
Marie Myers	119,541,344	5,138,935	156,512	8,262,947
Kiran Patel	117,192,790	7,486,694	157,307	8,262,947
Victor Peng	124,490,586	185,532	160,673	8,262,947
Robert Rango	124,223,741	445,591	167,459	8,262,947
Richard Wallace	123,529,018	1,143,953	163,820	8,262,947
Proposal Two: The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2022.
The table below presents the voting results for Proposal Two:

For	Against	Abstain	Broker Non-Votes
126,102,903	6,852,906	143,929	—
Proposal Three: The stockholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement for the 2021 Annual Meeting.
The table below presents the voting results for Proposal Three:

For	Against	Abstain	Broker Non-Votes
115,566,984	8,313,898	955,909	8,262,947

Item 8.01	Other Events.
On November 4, 2021, the Company issued a press release announcing that the Company's board of directors declared a cash dividend of $1.05 per share on the Company's common stock. Such dividend shall be payable on December 1, 2021, to stockholders of record as of the close of business on November 15, 2021. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

(d)    Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description
99.1	Press release issued November 4, 2021
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: November 5, 2021	By:	/s/ Mary Beth Wilkinson
	Name:	Mary Beth Wilkinson
	Title:	Executive Vice President and Chief Legal Officer